Exhibit 10.1
AMENDMENT NO. 22 TO
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT
This Amendment Number Twenty-One (this “Amendment”) is made as of September 30, 2024, by and between Barclays Bank PLC (“Purchaser” and “Agent”) and Nationstar Mortgage LLC (“Seller”), to that certain Second Amended and Restated Master Repurchase Agreement, dated as of January 29, 2016 (as amended by that certain Amendment Number One to the Second Amended and Restated Master Repurchase Agreement, dated as of June 24, 2016, Amendment Number Two to the Second Amended and Restated Master Repurchase Agreement, dated as of October 17, 2016, Amendment Number Three to the Second Amended and Restated Master Repurchase Agreement, dated as of October 31, 2016, Amendment Number Four to the Second Amended and Restated Master Repurchase Agreement, dated as of October 30, 2017, Amendment Number Five to the Second Amended and Restated Master Repurchase Agreement, dated as of March 22, 2018, Amendment Number Six to the Second Amended and Restated Master Repurchase Agreement, dated as of May 29, 2018, Amendment Number Seven to the Second Amended and Restated Master Repurchase Agreement, dated as of October 24, 2018, Amendment Number Eight to the Second Amended and Restated Master Repurchase Agreement, dated as of November 20, 2018, Amendment Number Nine to the Second Amended and Restated Master Repurchase Agreement, dated as of January 28, 2019, Amendment Number Ten to the Second Amended and Restated Master Repurchase Agreement, dated as of March 29, 2019, Amendment Number Eleven to the Second Amended and Restated Master Repurchase Agreement, dated as of April 3, 2019, Amendment Number Twelve to the Second Amended and Restated Master Repurchase Agreement, dated as of October 25, 2019, Amendment Number Thirteen to the Second Amended and Restated Master Repurchase Agreement, dated as of March 30, 2020, Amendment Number Fourteen to the Second Amended and Restated Master Repurchase Agreement, dated as of September 11, 2020, Amendment Number Fifteen to the Second Amended and Restated Master Repurchase Agreement, dated as of October 26, 2020, Amendment Number Sixteen to the Second Amended and Restated Master Repurchase Agreement, dated as of December 18, 2020, Amendment Number Seventeen to the Second Amended and Restated Master Repurchase Agreement, dated as of July 9, 2021, Amendment Number Eighteen to the Second Amended and Restated Master Repurchase Agreement, dated as of September 30, 2021, Amendment Number Nineteen to the Second Amended and Restated Master Repurchase Agreement, dated as of June 3, 2022, Amendment Number Twenty to the Second Amended and Restated Master Repurchase Agreement, dated as of September 30, 2022, Amendment Number Twenty-One to the Second Amended and Restated Master Repurchase Agreement, dated as of October 6, 2023, and as further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Seller, Agent and Purchaser. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Repurchase Agreement.
WHEREAS, pursuant to Section 28 of the Agreement the parties hereto desire to amend the Agreement as described below;

NOW, THEREFORE, pursuant to the provisions of the Agreement concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between Seller and Purchaser as follows:
Section 1.Amendment to Agreement. Effective as of the Effective Date (as hereinafter defined), the Repurchase Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. The parties hereto further acknowledge and agree that Exhibit A constitutes the conformed Repurchase Agreement as amended and modified by the terms set forth herein.
Section 2.Fees and Expenses. Seller agrees to pay to Purchaser all documented and reasonable out of pocket fees and expenses incurred by Purchaser in connection with this Amendment, including all reasonable and documented fees and out of pocket costs and expenses of the legal counsel to Purchaser and Agent incurred in connection with this Amendment, in accordance with Section 23(a) of the Repurchase Agreement.
Section 3.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the day (the “Effective Date”) when Seller shall have paid or delivered, as applicable, to Purchaser all fees, expenses, documents and instruments, each of which shall be in form and substance acceptable to Purchaser:
(a)all accrued and unpaid fees and expenses owed to Purchaser in accordance with the Program Documents, in each case, in immediately available funds, and without deduction, set-off or counterclaim;
(b)a copy of this Amendment duly executed by each of the parties hereto;
(c)a copy of the Amendment Number Twenty to the Second Amended and Restated Master Repurchase Agreement Pricing Side Letter, dated as of the date hereof;
(d)a copy of the Amendment Number Six to the Amended and Restated Loan and Security Agreement, dated as of the date hereof;
(e)a copy of the Amendment Number Four to the Fourth Amended and Restated Pricing Side Letter to the Loan and Security Agreement, dated as of the date hereof; and
(f)any other documents reasonably requested by Purchaser or Agent on or prior to the date hereof.
Section 4.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Repurchase Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this Amendment becomes effective, all references in the Repurchase Agreement (or in any other document relating to the Mortgage Loans) to “this Agreement,” “the Repurchase Agreement,” “hereof,” “herein” or words of similar effect referring to such Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Repurchase Agreement other than as set forth herein.
Section 5.Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
Section 6.Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
Section 7.Representations. In order to induce Purchaser to execute and deliver this Amendment, Seller hereby represents to Purchaser that as of the date hereof (i) it is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.
Section 8.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED WITH AND GOVERNED BY AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 9.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code, in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm of otherwise verify the validity or authenticity thereof. The original documents shall be promptly delivered, if requested.

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IN WITNESS WHEREOF, Purchaser, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, as of the date and year first above written.
BARCLAYS BANK PLC,
as Purchaser and Agent
By: /s/ Grace Park
Name: Grace Park
Title: Managing Director
NATIONSTAR MORTGAGE LLC,
as Seller
By: /s/ Lola Akibola
Name: Grace Park
Title: Managing Director